J.P. MORGAN TRUST I

J.P. Morgan Funds

JPMorgan Systematic Alpha Fund

(the “Fund”)

(All Share Classes)

Supplement dated July 7, 2016

to the Statement of Additional Information dated March 1, 2016, as supplemented

Effective immediately, the information in the SAI under the heading “Finders’ Fee Commissions” in the second and third paragraphs (including the corresponding tables and footnotes) are hereby deleted in their entirety and replaced with the following:

With respect to the Global Allocation Fund, Income Builder Fund and Systematic Alpha Fund, finders’ fees are paid in accordance with the following schedules:

Amount of Purchases	Finders’ Fees
$1,000,000 — $3,999,999*	1.00%
$4,000,000 — $9,999,999	0.75%
$10,000,000 — $49,999,999	0.50%
$50,000,000 or more	0.25%

* If the total sale of Class A Shares of Qualifying Funds is $1,000,000 or more but the amount of the sale applicable to the Fund is less than

$1,000,000,	the Financial Intermediary will receive a Finder’s Fee equal to 1.00% of the sale of the Class A Shares of the Fund. The Finder’s

Fee Schedule for other Qualifying Funds can be found in the Statement of Additional Information for such Qualifying Funds.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE STATEMENT OF ADDITIONAL INFORMATION

FOR FUTURE REFERENCE

SUP-SAI-SA-716